                                                                    EXHIBIT 99.1


                           TEEKAY SHIPPING CORPORATION

                              LETTER OF TRANSMITTAL
                          FOR TENDER OF ALL OUTSTANDING

                          8.875% SENIOR NOTES DUE 2011
                                 IN EXCHANGE FOR
                     REGISTERED 8.875% SENIOR NOTES DUE 2011

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       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          _________ __, 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").


 NOTES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME
        PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


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     The Exchange Agent is: UNITED STATES TRUST COMPANY OF NEW YORK

     YOU CAN DELIVER THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTATION TO THE EXCHANGE AGENT AT THE ADDRESSES AS FOLLOWS:

                          BY HAND DELIVERY TO 4:30 P.M.

                     United States Trust Company of New York
                            30 Broad Street, B-Level
                             New York, NY 10004-2304

                        BY OVERNIGHT COURIER AND BY HAND
                   DELIVERY AFTER 4:30 P.M. ON EXPIRATION DATE

                     United States Trust Company of New York
                           30 Broad Street, 14th Floor
                             New York, NY 10004-2304

                         BY REGISTERED OR CERTIFIED MAIL

                     United States Trust Company of New York
                                   P.O. Box 84
                              Bowling Green Station
                             New York, NY 10274-0084

             BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                     United States Trust Company of New York
                            30 Broad Street, B-Level
                             New York, NY 10004-2304
                               FAX: (646) 458-8111

                              CONFIRM BY TELEPHONE:
                                 (800) 548-6565


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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the prospectus dated _________ __, 2001 of Teekay Shipping Corporation (the "Company") and this letter of transmittal. These two documents together constitute the Company's offer to exchange its 8.875% Senior Notes due 2011 (the "Exchange Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 8.875% Senior Notes due 2011 (the "Original Notes") (the "Exchange Offer").

     The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Original Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which such Exchange Offer is extended. The Company shall notify United States Trust Company of New York (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This letter of transmittal is to be used by a holder of Original Notes
(i) if certificates of Original Notes are to be forwarded herewith or (ii) if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer--Book-Entry Transfer" and an "agent's message" is not delivered as described in the prospectus under the caption "The Exchange Offer--Tendering Through DTC's Automated Tender Offer Program." Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. Holders of Original Notes whose Original Notes are not immediately available, or who are unable to deliver their Original Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the Exchange Offer for Original Notes means any person in whose name such Original Notes are registered on the books of the Company, any person who holds such Original Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such

Original Notes and who desires to deliver such Original Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Original Notes must complete this letter of transmittal in its entirety (unless such Original Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Original Notes to which this letter of transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF ORIGINAL NOTES TENDERED
------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered         Registered    Aggregate Principal   Principal Amount
Holder(s) Exactly as Name(s) Appear(s) on       Number(s)*          Amount               Tendered**
(Please Fill In, If Blank) Original Notes                       Represented by
                                                                    Note(s)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     Total
------------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.

[ ]   CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):


Name of Tendering Institution:
                               -------------------------------------------------
DTC Account Number(s):
                       ---------------------------------------------------------

Transaction Code Number(s):
                            ----------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):


Name(s) of Registered holder(s) of Original Notes:
                                                   -----------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Window Ticket Number (if available):
                                     -------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       ------------------------

DTC Account Number(s) (if delivered by book-entry transfer):
                                                             -------------------

Transaction Code Number(s) (if delivered by book-entry transfer):
                                                                  --------------
Name of Tendering Institution (if delivered by book-entry transfer):
                                                                     -----------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to (i) deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents to the Company that (i) any Exchange Notes received are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Original Notes or the Exchange Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is tendering Original Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by
Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and
(ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by the DTC.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Original Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

     All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

     The undersigned acknowledges that the Company's acceptance of properly tendered Original Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange, and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange.

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                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

         To be completed ONLY (i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue Exchange Notes and/or Original Notes to:

Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------

                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------

                 (Tax Identification or Social Security Number)

                             (PLEASE TYPE OR PRINT)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Exchange Notes and/or Original Notes to:


Name:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------

                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

                 (Tax Identification or Social Security Number)

                             (PLEASE TYPE OR PRINT)

[ ] Credit unexchanged Original Notes delivered by book-entry transfer to the DTC set forth below:

DTC Account Number:
                     -----------------------------------------

                                    IMPORTANT

                         PLEASE SIGN HERE WHETHER OR NOT
                            ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

->
      --------------------------------------------------------------------------

->
      --------------------------------------------------------------------------

            (Signature(s) of Registered Holder(s) of Original Notes)

Dated ________________, 2001

(The above lines must be signed by the registered holder(s) of Original Notes as your name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Original Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)


Name(s):
          ----------------------------------------------------------------------

                             (Please Type or Print)

Capacity:
          ----------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

                               (Include Zip Code)


Area Code and Telephone Number:
                                ------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------

                               SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 5)

        Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:
                                                    ----------------------------
                                                       (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)


--------------------------------------------------------------------------------
                                 (Name of Firm)


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Address, Include Zip Code)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)


Dated ________________, 2001


                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
                                     OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. All physically delivered Original Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the DTC of Original Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Original Notes and (a) whose Original Notes are not immediately available,
(b) who cannot deliver their Original Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or (c) who are unable to comply with the applicable procedures under the DTC's Automated Tender Offer Program on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Original Notes, the registration number(s) of such Original Notes and the total principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Original Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Original Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

     Any holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus.

     3. TENDER BY HOLDER. Only a holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial holder of Original Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Original Notes Tendered" above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and Exchange Notes issued in exchange for any Original Notes accepted will be returned to the holder as promptly as practicable after the Original Notes are accepted for exchange.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

     If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Original Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this letter of transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (i) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE ORIGINAL NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED ORIGINAL NOTES) AND THE EXCHANGE NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT THE DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (ii) SUCH ORIGINAL NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the DTC as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Original Notes or Exchange Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 31% on interest payments on the Exchange Notes.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

     If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which might, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes nor shall any of them incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Original Notes will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Original Notes have been followed.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------------

             SUBSTITUTE               Name:  ___________________________________
              FORM W-9
                                      -----------------------------------------------------------------------------------

                                      PART I--PLEASE PROVIDE YOUR TIN IN THE        Social Security Number OR
     DEPARTMENT OF THE TREASURY       BOX AT RIGHT AND CERTIFY BY SIGNING AND       Employer Identification Number
      INTERNAL REVENUE SERVICE        DATING BELOW.                                 (if awaiting TIN write "Applied For")

    PAYER'S REQUEST FOR TAXPAYER                                                    ____________________________________
  IDENTIFICATION NUMBER (TIN) AND
           CERTIFICATION

-------------------------------------------------------------------------------------------------------------------------


PART II CERTIFICATION.  Under penalties of perjury, I certify that:

(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

-------------------------------------------------------------------------------------------------------------------------

Signature                                                              Date
          ----------------------------------------------------              ---------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

PART III.  [  ]  Awaiting TIN.
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU IN RESPECT OF CLICK2LEARN COMMON STOCK.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU
      MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.
-------------------------------------------------------------------------------------------------------------------------

                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION

     You must complete this certificate if you wrote "applied for" in Part I of the substitute form W-9. I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN by the time of payment, all reportable payments made to me thereafter will be subject to a 31% backup withholding tax.

Signature                                                              Date
          ----------------------------------------------------              ---------------------------------------------


-------------------------------------------------------------------------------------------------------------------------